UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 25, 2023

Fidelity Private Credit Fund

(Exact name of Registrant as Specified in Its Charter)

Delaware	814-01571	88-6585799
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

245 Summer Street Boston, Massachusetts		02210
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (617) 563-7000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure

May 2023 Distributions

On May 25, Fidelity Private Credit Fund (the “Fund”) declared distributions for its Class I common shares of beneficial interest (the “Shares”) in the amount per share set forth below:

Distribution
Class I Common Shares	$0.1750

The distributions are payable to shareholders of record as of the open of business on May 31, 2023, and will be paid on or about June 30, 2023.

Additionally, on May 25, 2023, the Fund declared variable supplemental distributions for Class I common shares in the amount of $0.0300 per share. The variable supplemental distributions are payable to shareholders of record as of the open of business on May 31, 2023 and will be paid on or about June 30, 2023.

These distributions will be paid in cash or reinvested in shares of the Fund’s Shares for shareholders participating in the Fund’s distribution reinvestment plan.

Item 8.01 Other Events

Net Asset Value

The net asset value (“NAV”) per share of each class of the Fund as of April 30, 2023, as determined in accordance with the Fund’s valuation policy, is set forth below.

NAV as of April 30, 2023
Class I Common Shares	$25.27

As of April 30, 2023, the Fund’s aggregate NAV was $120.1 million, the fair value of its investment portfolio was $120.5 million and it had principal debt outstanding of $14.0 million, resulting in a debt-to-equity ratio of approximately 0.12 times.

Status of Offering

The Fund is currently publicly offering on a continuous basis up to $1.0 billion in Shares (the “Offering”). The following table lists the Shares and total consideration for the Offering as of the date of this filing (through the May 1, 2023 subscription date). The Fund intends to continue selling Shares in the Offering on a monthly basis.

	Common Shares Issued	Total Consideration
Class I Common Shares	5,947,607	$149,228,925

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Fidelity Private Credit Fund

Date: May 25, 2023	By:	/s/ Heather Bonner
Name: Heather Bonner
Title: President and Treasurer